Exhibit 10.1

Sales Contract

Contract No.: GYJHW-201701

Signature Date: September 21, 2017

Party A (Buyer)	Public Works Administration Bureau of Economic and Technological Development Zone, Cangzhou City
Party B (Seller)	Reed (Xinxiang) Road Co., Ltd.

In accordance with regulations of Contract Law of the People's Republic of China, both parties would like to enter into the contract with below terms and conditions through friendly negotiation to protect the legal interests of both parties.

I. Contents of Goods

Product Name	Brand	Model	Quantity	Unit Price (Yuan)	Total Amount (Yuan)
Snow Shovel	Reed	EAGER-SPT3300	2	45000	90000
Multi-function Snow Remover	Reed	EAGER-630	2 Sets	60000	120000
Loader and Snow Blower	Jingong Reed	JGM737KN Loader EAGER-STL2600 Snow Blower	1 Set	640000	640000
Total Amount in RMB (In Capital)				RMB Eight Hundred and Fifty Thousand Yuan in Total

II. Quality Requirements, Technical Standards and Quality Warranty: according to the standards listed in the tender documents and user manuals of products.

III. Delivery Time and Place: before September 27, 2017; Development Zone

■ Truck Transportation □ Train Transportation □ Pick-up of the Buyer

V. Transportation Expenses:

□ Undertaken by the Buyer       ■ Undertaken by the Seller

VI. Party A shall be liable for relevant expenses arising from additional requirements for package, and shall be liable for the intellectual property rights arising from such additional requirements.

VII. Payment Method and Payment Period: After the successful acceptance of goods, 95% of the total amount should be paid within 20 working days after receiving the invoice, and the balance should be paid off upon the maturity of one year.

Company Name	Reed (Xinxiang) Road Co., Ltd.
Account No.	258 510 498 609
Bank Name	Bank of China Xinxiang Laodong Road Sub-branch

VIII. Inspection and Acceptance of Goods:

1. Deadline for the Inspection and Acceptance of Goods: complete within 15 working days upon receipt of the goods.

2. Party A shall arrange inspection for the product quality according to the quality requirements and technical standard specified by both parties in this contract.

3. In case of unsatisfactory goods, Party A shall have the right to reject the goods and terminate this contract after the negotiation and affirmation of both parties.

4. If Party B did not receive any written objection from Party A during the inspection period shall be deemed as the acceptance of the products.

5. Free warranty services of four years are applicable to all products.

IX. Liabilities for Breach of Contract:

1. In case of any overdue payment or overdue delivery, the breaching party shall pay a penalty fee at the amount of 0.1% of the total amount of the Contract for each day delayed.

2. Either party terminating the Contract without the consent of the other party shall pay liquidated damage at the amount of 3% of the total amount of the Contract to the other party.

3. In the event of any breach of contract caused by force majeure factors, the suffering party could be exempted from the liabilities for breach of contract after providing relevant supporting evidences to the other party.

X. Notice

1. Any notice in connection with this contract sent by one party shall be delivered to the address of the other party in this contract.

2. The party intending to change the address shall inform the other party in time. Otherwise, the party shall be liable for all negative consequences.

XI. Any disputes arising from this contract shall be settled by both parties through friendly negotiation. In case negotiation fails, either party could submit the dispute to the People's Court with jurisdiction right over the place where this contract is signed.

XII. This contract shall be made in six copies and each party shall have two copies. The Agreement should be effective upon the signature and seal of both parties.

XIII. Others agreed matters:

1. Unless otherwise confirmed or affirmed with signature and seal of Party B, no commitment or confirmation in any form made by personnel of Party B shall become effective.

2. Ownership rights of the goods shall still be owned by Party B before Party A has settled all payment.

3. Fax copies of this contract signed by both parties are effective.

Party A: (Seal)	Public Works Administration Bureau of Economic and Technological Development Zone, Cangzhou City [Seal affixed herein]	Party B: (Seal)	Reed (Xinxiang) Road Co., Ltd. [Seal affixed herein]

Address		Address	Floor 11, Jingui Building, No. 195, Renmin Road, Xinxiang

Telephone	0317-3095559	Telephone	0373-3059876

Signatory Representative	/s/ Zhou Qiangsheng	Signatory Representative	/s/ Chen Yanjun

Date	September 21, 2017	Date	September 21, 2017